                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                           CURRENT REPORT ON FORM 8-K/A


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT, MARCH 19, 1997


                        COMMISSION FILE NUMBER: 0-20307

                        AVALON COMMUNITY SERVICES, INC.
                          (EXACT NAME OF REGISTRANT AS
                      SPECIFIED IN ITS CORPORATE CHARTER)



              NEVADA                                        13-3592263
              ------                                        ----------
     (STATE OF INCORPORATION)                      (I.R.S. EMPLOYER I.D. NUMBER)


               13401 RAILWAY DRIVE, OKLAHOMA CITY, OKLAHOMA 73114
               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (405) 752-8802
                                 --------------
                          (ISSUER'S TELEPHONE NUMBER)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


(a) On February 25, 1997, Avalon Community Services, Inc. dismissed Coopers & Lybrand, L.L.P., the Registrant's independent auditor, and appointed the accounting firm of Grant Thornton, LLP, as independent accounts for fiscal year end 1996. The Registrant's Board of Directors approved the selection of Grant Thornton LLP as new independent accountants.

(b) During the two most recent fiscal years and the three interim periods subsequent to December 31, 1995, and through the date of dismissal, there have been no disagreements with Coopers & Lybrand, L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event.

(c) Coopers & Lybrand, L.L.P.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The registrant has provided Coopers & Lybrand, L.L.P. a copy of this disclosure and has requested that Coopers & Lybrand, L.L.P. furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Coopers & Lybrand, L.L.P.'s letter to the SEC, dated March 3, 1997, is filed as Exhibit 16 to the Form 8-K.

ITEM 7. EXHIBITS

       Exhibit 16 Letter regarding change of certifying accountant dated March 3, 1997.

                     Letter regarding change of certifying accountant dated March 19, 1997.

                AVALON COMMUNITY SERVICES, INC. AND SUBSIDIARIES
                                   SIGNATURES



              In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  March 19, 1997                       AVALON COMMUNITY SERVICES, INC.



                                           By:  /s/ Jerry Sunderland
                                              ---------------------------
                                           Jerry Sunderland, President

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
Exhibit 16      Letter regarding change of certifying accountant dated March
                3, 1997.

                Letter regarding change of certifying accountant dated March
                19, 1997.